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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) July 24, 2003

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

           DELAWARE                    1-13107                  73-1105145
----------------------------         -----------              -------------
(State Or Other Jurisdiction         (Commission              (IRS Employer
      Of Incorporation)              File Number)           Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000


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          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated July 24, 2003.

99.2 AutoNation, Inc. Quarterly Financial Data Supplement for the quarter ended June 30, 2003.


Item 9. Information Furnished Under Item 12
(RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On July 24, 2003, AutoNation, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2003. Copies of the press release and the Company's Quarterly Financial Data Supplement for the quarter ended June 30, 2003 are attached as exhibits hereto and are incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUTONATION, INC.
                                       -------------------------
                                         (Registrant)


                                       By: /s/ Jonathan P. Ferrando
                                           -------------------------------------
                                           Jonathan P. Ferrando
                                           Senior Vice President,
                                           General Counsel and Secretary

Dated: July 24, 2003



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                                INDEX TO EXHIBITS


Exhibit    Exhibit
Number     Description
------     -----------

99.1       Press Release of AutoNation, Inc., dated July 24, 2003.

99.2 AutoNation, Inc. Quarterly Financial Data Supplement for the quarter ended June 30, 2003.




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